Waddell & Reed Advisors Funds

Equity Funds

Accumulative Fund

International Growth Fund

New Concepts Fund

Science and Technology Fund

Small Cap Fund

Vanguard Fund

Supplement dated August 4, 2003
to the Prospectus dated October 15, 2002
and supplemented June 9, 2003

The following information replaces the disclosure regarding the management of Small Cap Fund in the Section entitled "Portfolio Management":

Waddell & Reed Advisors Small Cap Fund, Inc. is managed by the small cap team of Waddell & Reed Investment Management Company (WRIMCO).  Gilbert Scott is primarily responsible for the management of the fund.  Mr. Scott joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap institutional accounts since September 2000.  He is a vice president of WRIMCO and of Waddell & Reed Ivy Investment Company (WRIICO).  Mark G. Seferovich is the senior member of the small cap team.  Mr. Seferovich joined Waddell & Reed in 1989 and served as portfolio manager of Waddell & Reed's small cap mutual funds from September 1992 through September 2002.  Mr. Seferovich currently is primarily responsible for managing small cap institutional accounts of WRIMCO, and, as the senior member of the team, provides oversight to the small cap team.  He is a senior vice president of WRIMCO and WRIICO.

NUS2200B